Exhibit 99.1

AMPLIPHI BIOSCIENCES CORPORATION

FIRST AMENDMENT TO COMMON STOCK ISSUANCE AGREEMENT

This First Amendment to Common Stock Issuance Agreement (this “Amendment”) is made as of June 27, 2017, by and among AmpliPhi Biosciences Corporation, a Washington corporation (the “Company”), and the persons and entities listed on Exhibit A hereto (each, a “Holder” and collectively, the “Holders”). All capitalized terms used in this Amendment but not defined herein shall have their respective meanings as set forth in the Agreement.

Recitals

Whereas, the Company and the Holders entered into a Common Stock Issuance Agreement dated as of April 8, 2016 (the “Agreement”);

Whereas, on June 3, 2016, the Company consummated a registered offering of shares of its Common Stock, in connection with which the Company issued additional shares of its Common Stock (“Common Stock”) to the Holders pursuant to Section 3 of the Agreement;

Whereas, on each of November 22, 2016 and May 10, 2017, the Company completed an underwritten public offering (each, a “Public Offering”) of shares of Common Stock, each of which may be deemed a Diluting Issuance under the Agreement and therefore, pursuant to Section 3 thereof, the Company may be required to issue additional shares of Common Stock to the Holders (the “Price Protection Obligations”);

Whereas, under the rules of the NYSE MKT, the maximum number of shares of Common Stock the Company can issue to the Holders as a result of the Public Offerings is 28,684 shares (after giving effect to the Company’s 1-for-10 reverse split of its outstanding Common Stock, effected on April 24, 2017 (the “Reverse Split”)) without additional shareholder approval; and

Whereas, the Company and the undersigned Holders desire to amend the Agreement to provide for obligations by the Company with respect to the issuance of additional shares of Common Stock in up to two closings, which obligations will be deemed full satisfaction of any and all Price Protection Obligations under the Agreement.

Agreement

Now, Therefore, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Holders, severally and not jointly, hereby agree as follows:

1.

1.                  Issuance of Common Stock.

(a)               Initial Closing. Within five business days of the date hereof, the Company will instruct its transfer agent to deliver to each Holder the number of shares of Common Stock set forth opposite such Holder’s name on Exhibit A hereto (the “Initial Closing Shares” and such issuance, the “Initial Closing” and the date of such issuance, the “Initial Closing Date”) either through electronic book entry credit or the issuance of a physical stock certificate as specified for such Holder pursuant to the Delivery Instructions set forth on such Holder’s signature page to the Agreement.

(b)              Additional Closing. Contingent and effective upon the receipt by the Company of the Requisite Shareholder Approval (as defined below) and, with respect to each Holder if the Requisite Shareholder Approval is received, the execution and delivery by such Holder of an Additional Release (as defined below), the Company will instruct its transfer agent within five business days after the Company’s receipt from such Holder of a duly executed Additional Release, to transfer to such Holder the number of shares of Common Stock set forth opposite such Holder’s name on Exhibit B hereto (the “Additional Closing Shares” and together with the Initial Closing Shares, the “Shares” and such issuance, the “Additional Closing” and the date of such issuance, the “Additional Closing Date”) either through electronic book entry credit or the issuance of a physical stock certificate as specified for such Holder pursuant to the Delivery Instructions set forth on such Holder’s signature page to the Agreement. For clarity, the issuance of Additional Closing Shares pursuant to this Section 1(b) shall not occur unless the Requisite Shareholder Approval is obtained at the Company’s 2017 Annual Meeting of Shareholders and, with respect to each Holder, unless such Holder executes and delivers to the Company an Additional Release by the earlier of (i) the 15th business day following the Company’s disclosure on a Form 8-K filed with the Securities and Exchange Commission (“SEC”) of the voting results of the 2017 Annual Meeting of Shareholders and (ii) the 15th business day following a written request from the Company to the Holder, following the 2017 Annual Meeting of Shareholders, to execute and deliver an Additional Release to the Company (as applicable, the “Deadline Date”).

2.                  Shareholder Approval. The Company agrees to use its commercially reasonable efforts to obtain the requisite approval of the Company’s shareholders at the Company’s 2017 Annual Meeting of Shareholders of the Company’s issuance to the Holders of the Additional Closing Shares pursuant to this Amendment (the “Requisite Shareholder Approval”), and such commercially reasonable efforts will include (i) a recommendation by the Company’s board of directors that the Company’s shareholders approve such proposal and (ii) the Company’s retention of a third-party proxy solicitation firm, on commercially reasonable and market terms, to assist the Company in obtaining approval of the Company’s shareholders of such proposal, the related costs and expenses for which shall be borne by the Company.

3.                  Release.

(a)               Release of Claims by Holders. In exchange for the covenants and commitments made by the Company under this Amendment, and except as otherwise provided in this Amendment, each of the Holders on behalf of itself and its heirs, successors, assigns, predecessors, corporate parents, corporate subsidiaries, partners, limited partners, and all of those entities’ current and former officers, directors, managing agents, partners, limited partners, members, shareholders, successors, assigns, employees, agents and attorneys (collectively, the “Releasing Parties”) hereby generally and completely releases the Company and its current and former directors, officers, employees, shareholders, members, partners, agents, attorneys, predecessors, successors, parent and subsidiary entities, insurers, affiliates, investors and assigns of and from any and all claims, expenses, debts, demands, costs, liabilities, obligations, actions or causes of action, in each case both known and unknown, arising out of (directly or indirectly) or are in any way related to the Agreement, this Amendment, and any events, acts, conduct, or omissions occurring prior to or on the date the Holder signs this Amendment (collectively, the “Released Claims”). The Released Claims include, but are not limited to: (i) all claims of any kind (whether based in law, contract, equity or otherwise), including tort claims; (ii) all claims for breach of contract (oral or written), lost profits or other economic claims under any theory of law, equity or contract; and (iii) any claim for breach of any implied covenant of good faith and fair dealing. Notwithstanding the foregoing and for the avoidance of any doubt, this release of claims does not apply to any breach of this Amendment.

2.

(b)              Additional Release of Claims by Holders. Each Holder’s eligibility to receive the Additional Closing Shares set forth opposite such Holder’s name on Exhibit B hereto is contingent upon such Holder executing a complete release of claims against the Company, the form of which is attached hereto as Exhibit C (the “Additional Release”).

(c)               Waiver of Unknown Claims. EACH HOLDER HEREBY CONFIRMS, ON BEHALF OF ITSELF AND ITS RELEASING PARTIES, THAT except as otherwise provided in this AMENDMENT, THIS AMENDMENT INCLUDES A RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS. In releasing claims unknown to the Holders at the time of execution, each Holder (on behalf of itself and its Releasing Parties) is waiving all rights and benefits under the following provision of Section 1542 of the California Civil Code, and any law or legal principle of similar effect in any domestic or international jurisdiction: “A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.”

4.                  Termination of Obligations. The Company and each of the Holders agree that (i) the obligations of the Company set forth in Section 3 of the Agreement shall be terminated and be of no further force or effect immediately upon the execution of this Amendment, and (ii) the obligations of the Company set forth in Section 1(b) and Section 2 of this Amendment shall be terminated and be of no further force or effect (without effecting the effectiveness of the Released Claims) upon the first to occur of (A) the consummation of the Additional Closing, (B) if the Requisite Shareholder Approval is not obtained at that Company’s 2017 Annual Meeting of Shareholders, upon the Company’s determination following such meeting that the Requisite Shareholder Approval was not obtained, (C) with respect to each Holder if the Requisite Shareholder Approval is obtained at the 2017 Annual Meeting of Shareholders, such Holder’s failure to execute and deliver to the Company an Additional Release on or before the Deadline Date, and (D) the consummation of an Acquisition or Asset Transfer prior to the obtainment of the Requisite Shareholder Approval. “Acquisition” means any consolidation or merger of the Company with or into any other corporation or other entity or person, or any other corporate reorganization, other than any such consolidation, merger or reorganization in which the shares of capital stock of the Company immediately prior to such consolidation, merger or reorganization, continue to represent a majority of the voting power of the surviving entity (or, if the surviving entity is a wholly owned subsidiary, its parent) immediately after such consolidation, merger or reorganization; and “Asset Transfer” means a sale, lease, exclusive license or other disposition of all or substantially all of the assets of the Company.

3.

5.                  Legends.

(a)               All book entry credits or certificates representing the Shares shall have endorsed thereon legends in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Shares):

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SHARES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.”

(b)              Any Holder who is not an affiliate of the Company may request that the Company remove, and the Company agrees to authorize the removal of, any legend from the Shares held by Holder (i) following any sale of such Shares pursuant to Rule 144 (“Rule 144”) under the Securities Act of 1933, as amended (the “Act”), or (ii) if such Shares are eligible for sale under Rule 144 following the expiration of the one-year holding requirement under subparagraphs (b)(1)(i) and (d) thereof. Following the time a legend is no longer required for the Shares under this Section 5(b), the Company will, no later than three business days following the delivery by a Holder to the Company or the Company’s transfer agent of a legended certificate representing such securities, deliver or cause to be delivered to such Holder a certificate or book entry credit representing such securities that is free from all restrictive and other legends.

6.                  Representations and Warranties of Holders.

Each Holder, severally and not jointly, hereby represents and warrants to the Company on the date hereof, at the Initial Closing and at the Additional Closing as follows:

(a)               Requisite Power and Authority. Such Holder has the requisite power and authority to enter into this Amendment and to consummate the transactions contemplated hereby. Such Holder has taken all necessary action to authorize the execution, delivery and performance of this Amendment. Upon the execution and delivery of this Amendment, this Amendment shall constitute a valid and binding obligation of such Holder enforceable in accordance with its terms, except that such enforcement may be subject to (i) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors’ rights generally, and (ii) general principles of equity, whether such enforceability is considered in a proceeding at law or in equity (the “Enforceability Exceptions”).

(b)              Investment Representations. Such Holder is an “accredited investor” as such term is defined in Rule 501 of Regulation D under the Act. Such Holder is acquiring the Shares for its own account and not with a present view toward the public sale or distribution thereof and has no intention of selling or distributing any of such Shares or any arrangement or understanding with any other persons or entities regarding the sale or distribution of such Shares except as would not result in a violation of the Act. Such Holder will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except pursuant to and in accordance with the Act.

4.

(c)               Information. Such Holder has been furnished with all relevant materials relating to the business, finances and operations of the Company necessary to make an investment decision, and materials relating to the acquisition of the Shares, that have been requested by such Holder, including, without limitation, all reports, schedules, forms, statements and other documents filed by it with the SEC, including all exhibits thereto, financial statements and schedules therein and other information incorporated therein, as applicable (the “SEC Filings”). Such Holder has had the opportunity to review the SEC Filings and has been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other investigation conducted by or on behalf of such Holder or its representatives or counsel shall modify, amend or affect such Holder’s right to rely on the truth, accuracy and completeness of the SEC Filings. Such Holder acknowledges that the Company makes no representation to such Holder in connection with any of the transactions contemplated by this Amendment other than as specifically stated in this Amendment.

(d)              Acknowledgement of Risk.

(i)                 Such Holder acknowledges and understands that the acquisition of the Shares involves a significant degree of risk, including, without limitation, (i) the Company remains a development stage business with limited operating history and requires substantial additional funding; (ii) an acquisition of the Company’s shares is speculative, and only Holders who can afford the loss of their entire value of their consideration should consider acquiring such Shares; (iii) such Holder may not be able to liquidate the Shares; (iv) transferability of the Shares is extremely limited; (v) in the event of a disposition of the Shares, such Holder could sustain the loss of the entire value of its consideration; and (vi) the Company does not anticipate the payment of dividends in the foreseeable future. Such risks are more fully set forth in the SEC Filings.

(ii)              Such Holder is able to bear the economic risk of holding the Shares for an indefinite period, and has knowledge and experience in financial and business matters such that it is capable of evaluating the risks of the acquiring the Shares.

(iii)            Such Holder has, in connection with such Holder’s decision to acquire the Shares, not relied upon any representations or other information (whether oral or written) other than as set forth in the information disclosed in the SEC Filings, and such Holder has, with respect to all matters relating to this Amendment and the acquisition of the Shares, relied solely upon the advice of such Holder’s own counsel and has not relied upon or consulted any counsel to the Company.

5.

(iv)             Such Holder specifically understands and acknowledges that, on the date of this Amendment, the Initial Closing Date and the Additional Closing Date, the Company may have in its possession non-public information that could be material to the market price of the Common Stock that it has not disclosed to such Holder. Such Holder hereby represents and warrants that, in entering into this Amendment and consummating the transactions contemplated hereby, it does not require the disclosure of such non-public information to it by the Company in order to make an investment in the Common Stock, and hereby waives all present or future claims arising out of or relating to the Company’s failure to disclose such non-public information to such Holder. Such Holder also specifically acknowledges that the Company would not enter into this Amendment or any related documents in the absence of such Holder’s representations and acknowledgments set out in this Amendment, and that this Amendment, including such representations and acknowledgments, are a fundamental inducement to the Company, and a substantial portion of the consideration provided by such Holder, in this transaction, and that the Company would not enter into this transaction but for this inducement.

(e)               Government Review. Such Holder understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Shares or an acquisition thereof.

(f)                Transfer or Resale.

(i)                 Such Holder understands that the Shares have not been and are not being registered under the Act or any applicable state securities laws and, consequently, such Holder may have to bear the risk of owning the Shares for an indefinite period of time because the Shares may not be transferred unless (i) the resale of the Shares is registered pursuant to an effective registration statement under the Act; (ii) such Holder has delivered to the Company an opinion of counsel (in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; or (iii) the Shares are sold or transferred pursuant to Rule 144, or any successor rule.

(ii)              Such Holder understands that any sale of the Shares made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and, if Rule 144 is not applicable, any resale of the Shares under circumstances in which the seller (or the person or entity through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Act) may require compliance with some other exemption under the Act or the rules and regulations of the SEC thereunder.

(iii)            Such Holder acknowledges that neither the Company nor any other person or entity is under any obligation to register the resale of the Shares under the Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

(g)               Residency. Unless such Holder has otherwise notified the Company in writing, such Holder is a resident of the jurisdiction set forth immediately below such Holder’s name on Exhibit A hereto.

6.

(h)              Broker’s Fees. No person or entity will have, as a result of the transactions contemplated by this Amendment, any valid right, interest or claim against or upon the Company or any Holder for any commission, fee or other compensation pursuant to any transaction contemplated by this Amendment entered into by or on behalf of such Holder.

(i)                 Insider Information. Such Holder hereby acknowledges and agrees that (i) such Holder has been advised by the Company that it may have in its possession information that may be material (as such term is used in Sections 11 and 12 of the Act, and in Rule 10b-5 of the Securities Exchange Act of 1934, as amended), non-public information relating to the Company and the Common Stock as of the date of this Amendment and may continue to have in its possession such information prior to the filing of the Form 8-K (as defined below) (such material non-public information, if any, being referred to as the “Material Non-Public Information”); (ii) prior to the filing of the Form 8-K, while such Holder is in possession of Material Non-Public Information, such Holder is prohibited from purchasing or selling, directly or indirectly, any securities of the Company (including entering into hedge transactions involving such securities), or from communicating such Material Non-Public Information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell any securities of the Company; (iii) such Holder has not used and will not use nor permit any third party to use, and has used and will use its reasonable best efforts to assure that no representative, agent or affiliate of such Holder has used or will use or permit any third party to use, any of the Material Non-Public Information of the Company provided in connection with the transactions contemplated by this Amendment in contravention of U.S. securities laws; (iv) such Holder has used and will use such Material Non-Public Information only in connection with Holder’s evaluation of the transactions contemplated by this Amendment and not for any other purpose or in any manner that would constitute a violation of any laws or regulations; (v) all such Material Non-Public Information has been and will continue to be held in confidence by such Holder and its officers, directors, partners, employees, agents and financial and legal advisors and has not been and shall not be disclosed to any other person without the Company’s prior written consent or except as may be required by law, regulation or legal process, until such Material Non-Public Information becomes publicly available upon the filing of the Form 8-K; and (vi) such Holder will be liable and responsible for any breach of this Section 6(i) by such Holder or any of its officers, directors, partners, employees, agents and financial and legal advisors and for any other action or conduct on the part of such representatives that is inconsistent with any provision of this Section 6(i).

7.                  Covenants, Representations and Warranties of the Company.

(a)               Power and Authorization. The Company is duly incorporated, validly existing and in good standing under the laws of its state of incorporation, and has the power, authority and capacity to execute and deliver this Amendment, to perform its obligations hereunder, and to consummate the issuance of the Shares contemplated hereby, except in the case of the Additional Closing Shares, subject to the receipt by the Company of the Requisite Shareholder Approval.

(b)              Valid and Enforceable Agreement; No Violations. This Amendment has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except that such enforcement may be subject to the Enforceability Exceptions. Subject to the terms and conditions of this Amendment, the issuance of the Shares at the Initial Closing and the Additional Closing will not violate, conflict with or result in a breach of or default under (i) the Articles of Incorporation or the Company’s bylaws, (ii) any agreement or instrument to which the Company is a party or by which the Company or any of its assets are bound, or (iii) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Company.

7.

(c)               Valid Issuance of the Common Stock. The Shares to be issued to the Holders at the Initial Closing and the Additional Closing (a) are duly authorized and, upon their issuance at the Initial Closing or the Additional Closing, will be validly issued, fully paid and non-assessable, and (b) assuming the accuracy of each Holder’s representations and warranties hereunder, will be issued in a private placement transaction exempt from the registration requirements of the Act pursuant to Section 4(a)(2) of the Act.

(d)              Listing. Upon issuance the Shares issued hereunder shall be listed on each national securities exchange upon which the Common Stock is then listed.

(e)               Disclosure. The Company shall file a Current Report on Form 8-K (the “Form 8-K”) with the SEC within four business days following the date of this Amendment describing the terms of the transactions contemplated hereby.

8.                  Miscellaneous.

(a)               Fees and Expenses. The Company and each Holder is liable for, and will pay, its own expenses incurred in connection with the negotiation, preparation, execution and delivery of this Amendment, including, without limitation, attorneys’ and consultants’ fees and expenses.

(b)              Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed email or facsimile if sent during normal business hours of the recipient, and if sent at a time other than the normal business hours of the recipient, on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. The addresses for such communications are:

If to the Company:	AmpliPhi Biosciences Corporation 3579 Valley Centre Drive, Suite 100 San Diego, CA 92130 Attn: Chief Financial Officer

If to a Holder:	To the address set forth immediately below such Holder’s name on Exhibit A hereto.

Each party shall provide 10 days’ advance written notice to the other parties of any change in its address.

8.

(c)               Successors and Assigns. This Amendment is binding upon and inures to the benefit of the parties and their successors and assigns. The Company will not assign this Amendment or any rights or obligations hereunder without the prior written consent of the Holders and no Holder may assign this Amendment or any rights or obligations hereunder without the prior written consent of the Company; provided, however, that the prior written consent of the Holders will not be required for the assignment of the Agreement (as amended by this Amendment) by operation of law in connection with the consummation of an Acquisition.

(d)              Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws.

(e)               Further Assurances. Each party will do and perform, or cause to be done and performed, all such further acts and things, and will execute and deliver all other agreements, certificates, instruments and documents, as another party may reasonably request in order to carry out the intent and accomplish the purposes of this Amendment and the consummation of the transactions contemplated hereby.

(f)                No Strict Construction. The language used in this Amendment is deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

(g)               Entire Agreement; Amendment. This Amendment (including all schedules and exhibits hereto) constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. Except as otherwise specified herein, no provision of this Amendment may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement. Any amendment or waiver by a party effected in accordance with this Section 8(g) shall be binding upon such party, including with respect to any Shares acquired under this Amendment at the time outstanding and held by such party and each future holder of all such Shares.

(h)              Headings.  The headings of this Amendment are for convenience of reference only, are not part of this Amendment and do not affect its interpretation.

(i)                 Severability. If any provision of this Amendment is invalid or unenforceable under any applicable statute or rule of law, then such provision will be deemed modified in order to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law will not affect the validity or enforceability of any other provision hereof.

(j)                Counterparts. This Amendment may be executed in counterparts, all of which are considered one and the same agreement and will become effective when counterparts have been signed by each party and delivered to the other parties. This Amendment, once executed by a party, may be delivered to the other parties hereto by facsimile or e-mail transmission of a copy of this Amendment bearing the signature of the party so delivering this Amendment. This Amendment may also be executed and delivered by facsimile signature, PDF or any electronic signature complying with the U.S. federal ESIGN Act of 2000 (e.g., www.docusign.com).

[Signature Pages Follow]

9.

In Witness Whereof, the parties hereto have executed this First Amendment to Common Stock Issuance Agreement as of the day and year first above written.

Company:

AmpliPhi Biosciences Corporation

By:	/s/ Steve Martin
Name: Steve Martin
Title: Chief Financial Officer

In Witness Whereof, the parties hereto have executed this First Amendment to Common Stock Issuance Agreement as of the day and year first above written.

Holder:

Pendinas Limited

By:	/s/ Gwynn R. Williams
Name:	Gwynn R. Williams
Title:	Chairman, Pendinas Limited

In Witness Whereof, the parties hereto have executed this First Amendment to Common Stock Issuance Agreement as of the day and year first above written.

Trustee limitation of liability

The parties acknowledge and agree that:

(a)	the Trustee enters into this document in the capacity as trustee of the Trust and in no other capacity;
(b)	except in the case of any liability of the Trustee under or in respect of this document resulting from the Trustee's fraud, negligence or wilful default, the recourse for any person to the Trustee in respect of any obligations and liabilities of the Trustee under or in respect of this document is limited to the extent to which the Trustee is entitled to be and is in fact indemnified from the Assets of the Trust. This limitation of the Trustee’s liability applies despite any other provisions of this document and extends to all liabilities and obligations of the Trustee in any way connected with any representation, warranty, past and future conduct, omission, agreement or transaction related to this document; and
(c)	if any party (other than the Trustee) does not recover the full amount of any money owing to it arising from non-performance by the Trustee of any of its obligations, or non-payment by the Trustee of any of its liabilities, under or in respect of this document by enforcing the rights referred to in clause (b) above that party may not (except in the case of fraud, negligence or wilful default by the Trustee) seek to recover the shortfall by:
(i)	bringing proceedings against the Trustee in its personal capacity;
(ii)	seeking to appoint a liquidator, an administrator, a receiver or any similar person to the Trustee (except in relation to the Assets of the Trust); or
(iii)	applying to have the Trustee wound up.

Holder:

One Funds Management Limited ATF Asia Pacific Healthcare Fund II

By:	/s/ Justin Epstein
Name:	Justin Epstein
Title:	Executive Director

In Witness Whereof, the parties hereto have executed this First Amendment to Common Stock Issuance Agreement as of the day and year first above written.

Holder:

David S. Nagelberg 2003 Revocable Trust Dtd. 7/2/03

By:	/s/ David S. Nagelberg
Name:	David S. Nagelberg
Title:	Trustee

In Witness Whereof, the parties hereto have executed this First Amendment to Common Stock Issuance Agreement as of the day and year first above written.

Holder:

Delphi Derivatives

By:	/s/ Mark Langran
Name:	Mark Langran
Title:	Managing Director

In Witness Whereof, the parties hereto have executed this First Amendment to Common Stock Issuance Agreement as of the day and year first above written.

Holder:

Penelope Langran

Signed:	/s/ Penelope Langran

In Witness Whereof, the parties hereto have executed this First Amendment to Common Stock Issuance Agreement as of the day and year first above written.

Holder:

Isabelle Harper

Signed:	/s/ Isabelle Harper

Exhibit A

Initial Closing Shares

Name and Address	Shares
Pendinas Limited Ballacarrick, Pooilvaaish Road Castletown, Isle of Man, IM9 4PJ Attn: Gwynn R. Williams	19,647

One Funds Management Limited ATF Asia Pacific Healthcare Fund II Level 11, 20 Hunter Street Sydney NSW 2000 Australia	5,757

David S. Nagelberg 2003 Revocable Trust Dtd. 7/2/03	2,048

Delphi Derivatives 2 St Johns Street Colchester, Essex CO2 7AA United Kingdom	855

Penelope Langran	216

Isabelle Harper	161

Total:	28,684

Exhibit B

Additional Closing Shares

Name and Address	Shares
Pendinas Limited Ballacarrick, Pooilvaaish Road Castletown, Isle of Man, IM9 4PJ Attn: Gwynn R. Williams	358,360

One Funds Management Limited ATF Asia Pacific Healthcare Fund II Level 11, 20 Hunter Street Sydney NSW 2000 Australia	105,015

David S. Nagelberg 2003 Revocable Trust Dtd. 7/2/03	37,366

Delphi Derivatives 2 St Johns Street Colchester, Essex CO2 7AA United Kingdom	15,596

Penelope Langran	3,938

Isabelle Harper	2,935

Total:	523,210

Exhibit C

Additional Closing Release

In exchange for the receipt of the shares of common stock of AmpliPhi Biosciences Corporation, a Washington corporation (the “Company”), set forth opposite the undersigned’s name on Exhibit B to that certain First Amendment to Common Stock Issuance Agreement, dated June 27, 2017, by and among the Company and the persons and entities set forth therein (the “Amendment”), the undersigned on behalf of itself and its heirs, successors, assigns, predecessors, corporate parents, corporate subsidiaries, partners, limited partners, and all of those entities’ current and former officers, directors, partners, limited partners, managing agents, members, shareholders, successors, assigns, employees, agents and attorneys (collectively, the “Releasing Parties”) hereby generally and completely releases the Company and its current and former directors, officers, employees, shareholders, members, partners, agents, attorneys, predecessors, successors, parent and subsidiary entities, insurers, affiliates, investors and assigns of and from any and all claims, expenses, debts, demands, costs, liabilities, obligations, actions or causes of action, in each case both known and unknown, arising out of (directly or indirectly) or are in any way related to that certain Common Stock Issuance Agreement dated as of April 8, 2016 (the “Agreement”), the Amendment, and any events, acts, conduct, or omissions occurring prior to or on the date hereof (collectively, the “Released Claims”). The Released Claims include, but are not limited to: (i) all claims of any kind (whether based in law, contract, equity or otherwise), including tort claims; (ii) all claims for breach of contract (oral or written), lost profits or other economic claims under any theory of law, equity or contract; and (iii) any claim for breach of any implied covenant of good faith and fair dealing. THE undersigned hereby confirms, ON BEHALF OF ITSELF AND THE RELEASING PARTIES, THAT except as otherwise provided HEREIN, THIS RELEASE INCLUDES A RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS. In releasing claims unknown to the undersigned at the time of execution, the undersigned (on behalf of itself and its Releasing Parties) is waiving all rights and benefits under the following provision of Section 1542 of the California Civil Code, and any law or legal principle of similar effect in any domestic or international jurisdiction: “A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.”

Holder:

By:

Print Name:

Title (if applicable):

Date: